Exhibit 4.1

ZP INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 98986X 10 9 SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT is the owner of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF ZYNERBA PHARMACEUTICALS, INC. transferable on the books of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. DATED CHAIRMAN AND CHIEF EXECUTIVE OFFICER TREASURER COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC AND REGISTRAR BY: (Brooklyn, NY) TRANSFER AGENT AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common TEN ENT – as tenants by the entireties UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act JT TEN – as joint tenants with right of survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of Common Stock of the Corporation represented by this Certificate and does hereby irrevocably constitute and appoint attorney to transfer the said shares of Common Stock on the books of the Corporation, with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.